REDEEMABLE NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2025
REDEEMABLE NON-CONTROLLING INTERESTS
REDEEMABLE NON-CONTROLLING INTERESTS

17   REDEEMABLE NON-CONTROLLING INTERESTS

In June and July 2024, DayOne issued 67,200,000 shares of Series A preferred shares (“DayOne Series A Preferred Shares”) to several investors at the price of US$10 per share. Upon completion of the issuance, DayOne Series A Preferred Shareholders owned 47.3% of total equity interest in DayOne. DayOne Series A Preferred Shares are redeemable for cash when specified conditions are met. Since the occurrence of these conditions and therefore the Company’s redemption obligations are not solely within the control of the Company, the redeemable non-controlling interests in DayOne were accounted for as temporary equity. Pursuant to ASC 480 - 10 - S99 - 3A, since it is not probable that the redeemable non - controlling interests in DayOne will become redeemable, subsequent adjustment of the amount presented in temporary equity is unnecessary. The Company attributes the comprehensive income or loss of DayOne to the redeemable non-controlling interests pursuant to ASC 810.

The change in the carrying amount of redeemable non-controlling interests is as follows:

	Year ended December 31,
	2023	2024	2025
Balance at beginning of the year	—	—	—
Issuance of Series A Preferred Shares of DayOne	—	4,695,667	—
Net loss attributable to redeemable non-controlling interests	—	(120,447)	—
Other comprehensive income attributable to redeemable non-controlling interests	—	95,543	—
Deconsolidation (Note 3)	—	(4,670,763)	—
Balance at end of the year	—	—	—